Exhibit 99.2

Robert V. Dickinson President and CEO R. Gregory Miller Vice President and CFO

Offering Summary

•	1,300,000 shares of California Micro Devices Corporation common stock
•	15% over allotment
•	All newly issued shares (no selling shareholders)
•	Offered by:
•	Needham & Company Inc.
•	C.E. Unterberg Tobin
•	Adams Harkness & Hill Inc.

Forward Looking Statements Disclaimer

This presentation contains forward-looking statements about future events, including projections of financial performance such as revenue, both overall and in specific markets, gross margin, and profit. These statements are based on our assumptions and expectations which may prove incorrect and our goals and objectives which may change.

These statements are subject to risks such as whether our target markets and our penetration of them grow as anticipated as well as other risks set forth in our Form 8-K, 10-Q, and 10-K and other SEC filings, our fourth quarter guidance press release and conference call transcript of mid-March available on our website and our fourth quarter updated estimate press release of April 15. Therefore, actual events or our financial results may differ materially. We disclaim any duty to update such statements.

Investment Highlights

•	Clear strategy that is working
•	Strong revenue growth in core business
•	Return to profitability in fiscal 2004
•	Growth through market penetration
•	ASIP adoption gaining momentum
•	End market strength a plus
•	Large market opportunity
•	Company well positioned

Agenda

•	Performance metrics
•	Strategy
•	Growth drivers
•	Market opportunity
•	Customers and competition
•	Financial performance

Revenue

Bookings

Design Wins

New Product Introductions

Strategy

•	Focus on high volume markets
•	Grow through market penetration as ASIP adoption accelerates
•	Maintain technology and product leadership for ASIPs
•	Be highly responsive to customer requirements
•	Outsource manufacturing
•	Develop/acquire complementary products

California Micro Devices Mobile, PC & Consumer Focus Applications

•	Mobile Electronics
•	Wireless Handsets
•	Computer
•	Notebooks
•	Printers
•	Flat Panel Displays
•	Add-in Cards
•	Consumer Electronics
•	Digital TV
•	Set-top Boxes
•	DVD

What is an ASIP?

A single ASIPTM, the CSPEMI306A, replaces 30 discrete resistors, capacitors and diodes and provides world class ESD/EMI protection for data ports in one-tenth the space at lower total cost

Total Cost of Ownership

Source – iSuppli Corporation

ASIP Leadership

•	Technology leader
•	High frequency EMI filters
•	Low capacitance ESD protection
•	Broadest ASIP portfolio including lead-free and coated versions
•	Setting de facto standards for ASIPs
•	Shipped 100MU plus last quarter

ASIP Unit Shipments

Mobile Handsets In Production

Focus Applications

Application Specific Integrated Passives

•	Protecting major internal and external data interfaces
•	EMI filtering
•	ESD Protection
•	Combinations of EMI, ESD and termination
•	Wide, fast parallel data interfaces particularly prone to EMI
•	Imagers, LCDs
•	Fast, serial interfaces particularly prone to ESD and capacitance issues
•	HDMI, DVI, S-ATA, gigabit-Ethernet
•	External I/O ports
•	USB, Secure Digital, MMC, SIM

california micro devices

ASIPs for Wireless Handsets

ESD Protection
- CSPESD301/2/3
- CSPESD304
- PACDN14xxC
- PACDN24xxC
- PACDN04x
- PACDN004

Audio Port
- CSPEMI200A
- CSPEMI201A
- CSPEMI202A
- CSPEMI204
- CSPEMI205

USB Solutions
- PACUSB-Ux



Antenna
- CM1214
- CSPRC032A

LCD Data Lines
- CM1405
- CSPEMI606
- CSPEMI607
- CSPEMI608

SIM Card Slot
- CSPEMI400

SD and MMC Memory Card
- CM1423
- CM1424

Data Port
- CSPEMI306A
- CSPEMI307A

©2004 California Micro Devices Corporation

Roadshow Presentation April 2004

ASIP and Analog for Consumer Electronics

•	HDMI/DVI ESD
•	DDR Power
•	USB:
•	ESD
•	EMI
•	Overcurrent
•	Transceivers
•	ESD for WLAN, audio
•	LDOs and voltage supervisors

ASIP Market Opportunity

CMD Mobile Customers

•	Designed into:
•	3 of the top 5
•	Top 4 domestic Chinese suppliers
•	Leading Korean and Taiwanese ODMs

Computing and Consumer Customers

•	Designed into:
•	8 of top 10 notebook suppliers
•	9 of top 10 Taiwan notebook manufacturers
•	Top 4 desktop suppliers
•	5 of top 5 Taiwan motherboard manufacturers
•	Leading PC suppliers in China and Korea
•	Leading consumer electronics suppliers
•	4 of top 5 printer suppliers

ASIP Competition

•	ASIP Competition
•	ST Micro
•	ON Semiconductor
•	Philips Semiconductor
•	Semtech
•	CMD is product and technology leader
•	Typically first to define applications
•	Competition follows CMD footprint
•	STM and ON Semi have the closest technology

Revenue By Product Line

	FY01		FY02		FY03		FY04*		9 Mths	9 Mths
Revenues ($M)	$	Gr%	$	Gr%	$	Gr%	$	Gr%	FY02	FY03	Gr%
Mobile	$0.8	NA	$1.6	92%	$10.6	582%			$7.6	$14.6	93%
Comp/Cons	$21.7	42%	$13.0	-40%	$15.3	17%			$10.9	$12.7	16%
Sub-Total Core	$22.5	47%	$14.6	-35%	$25.9	78%			$18.5	$27.3	48%
Others	$35.1	23%	$15.4	-56%	$16.3	6%			$12.9	$16.4	27%
Total	$57.5	31%	$29.9	-48%	$42.2	41%	$59.4	41%	$31.4	$43.7	39%

Note: *Average of the current FY04 guidance range

P&L Trend

$M	FY01	FY02	FY03	FY04	Model
Revenue	$57.5	$29.9	$42.2	$59.3-59.5
GM%	32%	-27%	19%		40%
Op Ex%	26%	65%	32%		23-25%
Op Profit%	6%	-93%	-13%		15-17%
Net Income	$2.5	$(28.6)	$(6.5)
EPS	$0.20	$(2.33)	$(0.44)	$0.18-0.19

P&L Trend

$M	FY04Q1	FY04Q2	FY04Q3	FY03 9M	FY04 9M	Model
Revenue	$11.9	$14.9	$17.0	$31.4	$43.7
GM%	23%	33%	42%	25%	34%	40%
Op Ex%	31%	27%	26%	32%	28%	23-25%
Op Profit%	-8%	6%	16%	-7%	7%	15-17%
Net Income	$(0.1)	$0.7	$2.5	$(3.0)	$2.0
EPS	$(0.08)	$0.04	$0.12	$(0.21)	$0.11

Balance Sheet

($M)	FY03	FY04Q1	FY04Q2	FY04Q3	FY04Q4
Cash & Equivalents	4.5	3.3	10.4	16.6	20.3
Receivables	5.4	6.2	6.3	6.3
Inventory	3.6	3.4	4.4	5.4
Net Fixed Assets	10.1	9.5	8.7	7.5
Other Assets	1.8	1.7	1.3	2.1
Total Assets	25.4	24.2	31.1	37.9
Current Liabilities	9.3	9.7	10.6	12.4
Total Liabilities	17.6	17.6	18.2	19.6
Shareholder’s Equity	7.8	6.6	12.9	18.3
Total Liabilities & Equity	25.4	24.2	31.1	37.9

Investment Highlights

•	Clear strategy that is working
•	Strong revenue growth in core business
•	Return to profitability in fiscal 2004
•	Growth through market penetration
•	ASIP adoption gaining momentum
•	End market strength a plus
•	Large market opportunity
•	Company well positioned

Offering Summary

•	1,300,000 shares of California Micro Devices Corporation common stock
•	15% over allotment
•	All newly issued shares (no selling shareholders)
•	Offered by:
•	Needham & Company Inc.
•	C.E. Unterberg Tobin
•	Adams Harkness & Hill Inc.